                                                                    EXHIBIT 10.6











                             SHAREHOLDERS AGREEMENT




                               XFERA MOVILES, S.A.








                                      AMONG

                           ACS, TELEFONIA MOVIL, S.A.

                    AUTOPISTAS, CONCESIONARIA ESPANOLA, S.A.,

                   AHORRO CORPORACION FINANCIERA, S.V.B., S.A.

                            MANNESMANN EUROKOM, GMBH,

                            MERCAPITAL TELECOM, S.A.,

                               SONERA CORPORATION,

                      VIVENDI TELECOM INTERNATIONAL, S.A.,

                                   AS MEMBERS,

               ACS, ACTIVIDADES DE CONSTRUCCION Y SERVICIOS, S.A.,

                                MANNESMANN A.G.,

                     MERCAPITAL SERVICIOS FINANCIEROS, S.L.

                                  VIVENDI, S.A.

                                  AS GUARANTORS

                                       AND

                               XFERA MOVILES, S.A.

                             MADRID, 12 JANUARY 2000

                                TABLE OF CONTENTS

1. PURPOSE OF THE AGREEMENT                                                             12

   1.1. PURPOSE                                                                         12
   1.2. ADAPTATION OF THE BY-LAWS                                                       12

2. CORPORATE PURPOSE.  COMPANY'S NAME.  INDUSTRIAL AND INTELLECTUAL
PROPERTY RIGHTS                                                                         13

   2.1. CORPORATE PURPOSE                                                               13
   2.2. COMPANY'S NAME                                                                  13
   2.3. INDUSTRIAL AND INTELLECTUAL PROPERTY                                            13
        2.3.1.  XFERA RELATED INDUSTRIAL AND INTELLECTUAL PROPERTY                      13
        2.3.2.  OTHER INTELLECTUAL PROPERTY RIGHTS                                      13

3. GENERAL SHAREHOLDERS MEETINGS                                                        14

   3.1. MEETINGS                                                                        14
   3.2. ORDINARY VOTE REQUIREMENTS                                                      14
   3.3. QUALIFIED MATTERS                                                               14

4. BOARD OF DIRECTORS. EXECUTIVE COMMITTE. CEO. MANAGEMENT                              14

   4.1. BOARD OF DIRECTORS                                                              14
        4.1.1. COMPOSITION                                                              14
        4.1.2. POSITIONS WITHIN THE BOARD                                               15
        4.1.3. APPOINTMENTS, RESIGNATION AND DISMISSAL OF DIRECTORS                     15
        4.1.4. MEETINGS OF THE BOARD                                                    16
        4.1.5. ORDINARY VOTE REQUIREMENTS                                               16
        4.1.6. QUALIFIED MATTERS                                                        16
        4.1.7. DIRECTORS' COMPENSATION.                                                 16
        4.1.8. COMPLIANCE WITH THIS AGREEMENT                                           17
   4.2. CEO ("CONSEJERO DELEGADO")                                                      17
   4.3. EXECUTIVE COMMITTEE. ("COMISION EJECUTIVA")                                     17
        4.3.1. COMPOSITION                                                              17
        4.3.2. FUNCTIONS. POWERS                                                        18
        4.3.3. ADOPTION OF RESOLUTIONS                                                  18
        4.3.4. MEETINGS OF THE EXECUTIVE COMMITTEE                                      18
   4.4. MANAGEMENT APPOINTMENT                                                          18

5. QUALIFIED MATTERS                                                                    19

   5.1. QUALIFIED MATTERS FOR THE GENERAL MEETING                                       19
   5.2. QUALIFIED MATTERS FOR THE BOARD OF DIRECTORS                                    21
   5.3. QUALIFIED MATTERS FOR THE EXECUTIVE COMMITTEE                                   22
   5.4. NO FURTHER APPROVAL                                                             23

6. AUDITOR. ANNUAL ACCOUNTS.                                                            24

   6.1. AUDITOR                                                                         24
   6.2. ANNUAL ACCOUNTS                                                                 24
        6.2.1. ANNUAL ACCOUNTS                                                          24
        6.2.2. REPORTS                                                                  25
        6.2.3. FINANCIAL YEAR                                                           25
        6.2.4. REPORTING OBLIGATIONS                                                    25

7.  FINANCING POLICY                                                                    25

    7.1. FINANCING EXPRESSLY REQUIRED FOR THE APPLICATION                               25


    7.2. COMMITTED FINANCING FOR THE DEVELOPMENT OF THE ACTIVITIES                      25
    7.3. ADDITIONAL FINANCING                                                           26

8.  DIVIDEND POLICY                                                                     26

9.  DEFINITION OF THE ROLE OF THE MEMBERS                                               26

10. LIQUIDITY OF THE INVESTMENT                                                         27

    10.1. FIRST STAGE                                                                   27
    10.2. SECOND STAGE                                                                  27

11. RESTRICTIONS ON DISPOSITION OF SHARES                                               28

    11.1.   GENERAL RESTRICTION ON TRANSFERS                                            29
      11.1.1. GENERAL RESTRICTIONS                                                      28
      11.1.2. PERMITTED TRANSFERS                                                       28

    11.2.   FIRST REFUSAL RIGHTS                                                        30


                                    -ii-



  11.3. CONDITION FOR ACQUISITION OF SHARES IN THE COMPANY                              33

12. DISPUTES RESOLUTIONS                                                                34

  12.1. DISPUTE SITUATION                                                               34
  12.2. INTERIM RESOLUTION                                                              34

13. RESTRICTIVE COVENANT                                                                34

  13.1. SCOPE                                                                           34
  13.2. TERM                                                                            34

14. WITHOUT CONTENTS                                                                    35

15. GUARANTEE                                                                           35

16. DURATION                                                                            35

17. BREACHES. TERMINATION.                                                              35

18. NOTICES                                                                             36

  18.1. WAYS TO GIVE NOTICE                                                             36
  18.2. ADDRESSES                                                                       36
  18.3. CHANGE OF ADDRESS                                                               38
  18.4. LANGUAGE                                                                        38

19. MISCELLANEOUS                                                                       38

  19.1. CONFIDENTIALITY                                                                 38
  19.2. PUBLICITY                                                                       39
  19.3. EXPENSES                                                                        39
  19.4. TAXES                                                                           39
  19.5. HEADINGS                                                                        39
  19.6. ANNEXES                                                                         39
  19.7. WAIVER                                                                          39
  19.8. ASSIGNMENT                                                                      39
  19.9. SUPERSEDURE                                                                     40
  19.10. LANGUAGE OF THE AGREEMENT                                                      40

20. GOVERNING LAW                                                                       40

21. SUBMISSION TO ARBITRATION                                                           40


In Madrid, on January 12, 2000





                                   THE PARTIES




a)   ACS, TELEFONIA MOVIL, S.A., whose particulars are the following:


     - duly incorporated and validly existent under the laws of Spain,


     -   domiciled at Orense 34, Madrid,


     - registered with the Commercial Registry of Madrid, at Volume 4,278, sheet 50, Section 8, Page M-71,029, and


     -   tax identification number (CIF) A-78/476579,


     duly represented by Mr. Angel Garcia Altozano, with D.N.I. 139,328-V, by virtue of special power of attorney granted by the Sole Director by virtue of notarial deed authorised by the Notary Public Mr. Jose Luis Alvarez Alvarez, on 4 January 1999, with number 9 of his notarial files.


     ACS, TELEFONIA MOVIL, S.A. will be referred to as "ACS".


b)   SONERA CORPORATION, whose particulars are the following:


     - duly incorporated and validly existent under the laws of Finland,


     -   domiciled at Teollisuuskatu 15, Helsinki, Finland, and


     -   registered with the Trade Registry of Helsinki under number
         740,009


     duly represented by Ms. Pirjo Kekalainen-Torvinen, with Passport number 1444320, by virtue of special powers of attorney granted in his favour by Mr. Aulis Salin, as certified by the Notary Public of Helsinki Ms. Lauri Haikarainen, on 29 December 1999, and apostilled on 30 December 1999.


     SONERA CORPORATION will be referred to as "SONERA".


c) VIVENDI TELECOM INTERNATIONAL, S.A. whose particulars are the following:

     - duly incorporated and validly existent under the laws of France,


     -   domiciled at 42 Avenue de Friedland, 75008 Paris, France, and


     -   registered with the Commercial Registry of Paris under number
         343059564


     duly represented by Mr. Bruno Curis, with Passport number 95 IH 41450, by virtue of special powers of attorney granted in his favour by Mr. Michel Jean Charles Villaneau, as certified by the Notary Public of Neuilly-sur-Seine (Paris), Mr. Loic Beuriot, on 16 December 1999, and apostilled on 17 December 1999.


     VIVENDI TELECOM INTERNATIONAL, S.A. will be referred to as "VIVENDI".


d) AUTOPISTAS, CONCESIONARIA ESPANOLA, S.A., whose particulars are the following:


     - duly incorporated and validly existent under the laws of Spain,


     -   domiciled at Barcelona, Plaza Gala Placidia 1


     - registered with the Commercial Registry under Barcelona Commercial Registry, Volume 1529, Sheet 174, Book 965, Section 2, Page number 12664, and


     -   tax identification number A-08-209769,


     duly represented by Mr. Luis Deulofeu Fuguet, with Identity Card number 40,952,786-K, by virtue of notarial deed authorised, on April 30, 1993, by the Notary Public of Barcelona, Mr. Antonio Clavera Esteva, under number 1226 of his notarial files.


     AUTOPISTAS, CONCESIONARIA ESPANOLA, S.A. will be referred to as "ACESA".


e) AHORRO CORPORACION FINANCIERA, S.V.B., S.A., whose particulars are the following:


     - duly incorporated and validly existent under the laws of Spain,


     -   domiciled at Paseo de la Castellana 89, 28046 Madrid,


     - registered with the Commercial Registry of Madrid under Volume 9671 general, 8374 of Section 3 of the Book of Companies, Sheet 66, Page 89593,
         entry 1, and with the Administrative Registry of the Securities National Market Commission under number 24, and


     -   tax identification number A-79202628,


     duly represented by Mr. Jose Carlos Terriente Quesada, with Identity Card number 25.034.624K, by virtue of the resolution of the Board of Directors dated 10 January 2000.


     AHORRO CORPORACION FINANCIERA, S.V.B., S.A. will be referred to as "ACF".


f)   MANNESMANN EUROKOM, GmbH, whose particulars are the following:


     - duly incorporated and validly existent under the laws of Germany,


     -   domiciled at Prinzenallee 7, D-40549 Dusseldorf, Germany, and


     -   registered with the Amtsgericht Dusseldorf under number HRB
         38147,


     duly represented by Mr. Gerhard Schobelt, with Passport number 8579080836, by virtue of special powers of attorney granted in his favour by Mr. Kurt Kinzius and Mr. Martin Kugel, as certified by the Notary Public of Dusseldorf on January 5, 2000, and apostilled on January 7, 2000.


     MANNESMANN EUROKOM, GmbH will be referred to as "MANNESMANN"


g)   MERCAPITAL TELECOM, S.A., whose particulars are the following:


     - duly incorporated and validly existent under the laws of Spain,


     -   domiciled at Amador de los Rios 8, Madrid,


     - registered at the Commercial Registry of Madrid under Volume 5,147 general, Book 4,293, Section 3, Sheet 118, Page M-40796, entry 1, and


     -   tax identification number (CIF) A-28/566230,


     duly represented by Mr. Rafael Mate Rodriguez, with Identity Card 51053814-R, in his capacity as Sole Director.


     MERCAPITAL TELECOM, S.A. will hereinafter be referred to as "MERCAPITAL"

ACS, SONERA, VIVENDI, ACESA, ACF, MANNESMANN and MERCAPITAL will be collectively referred to as the "Members".


h) ACS, ACTIVIDADES DE CONSTRUCCION Y SERVICIOS, S.A., whose particulars are the following:


     - duly incorporated and validly existent under the laws of Spain,


     -   domiciled at Avda. Pio XII, 102, Madrid,


     - registered with the Commercial Registry of Madrid, at Volume 1660, Sheet 34, Section 8, Page M-30221, entry 498, and


     -   tax identification number (CIF) A-28004885,


     duly represented by Mr. Angel Garcia Altozano, with Identity Card number 139328-V, by virtue of powers of attorney granted in his favour and formalised in public deed granted before the Madrid Notary Public, Ms. Pilar Lopez-Contreras Conde, on April 20, 1998, under number 1,280 of her notarial files.


i)   VIVENDI, S.A. whose particulars are the following:


     - duly incorporated and validly existent under the laws of France,


     -   domiciled at 42 Avenue de Friedland, 75008 Paris, France


     -   registered with the Paris Trade Registry under number
         780129961, and


     duly represented by Mr. Regis Mesnier, with Passport number 91RE37961, by virtue of special powers of attorney granted in his favour by Mr. Jean-Marie Messier, 11 January 2000.


j)   MANNESMANN A.G., whose particulars are the following:


     - duly incorporated and validly existent under the laws of Germany,


     -   domiciled at Mannesmannferz, 4213 Dusseldorf, Germany, and


     -   registered with the Amtsgericht Dusseldorf under number
         HRB995,


     duly represented by Mr. Gerhard Schobelt, with Passport number 8579080836, by virtue of special powers of attorney granted in his favour by Mr. Michael Schmitt and Mr. Joachim Peters, as certified by the Notary Public of Dusseldorf on January 11, 2000.

k) MERCAPITAL SERVICIOS FINANCIEROS, S.L., whose particulars are the following:


     - duly incorporated and validly existent under the laws of Spain,


     -   domiciled at Paseo de la Castellana, 216, Madrid,


     - registered with the Commercial Registry of Madrid at Volume 4416, Sheet 70, Section 8, Page M-73217, entry 1, and


     -   tax identification number (CIF) B-78292851,


     duly represented by Mr. Rafael Mate Rodriguez, with Identity Card 51053814-R, by virtue of


     ACS, ACTIVIDADES Y CONSTRUCCIONES, S.A., VIVENDI, S.A MANNESMANN A.G., MERCAPITAL SERVICIOS FINANCIEROS, S.L., will be collectively referred to as the "Guarantors "


l)   And, XFERA MOVILES, S.A. whose particulars are the following:


      -   duly incorporated and validly existent under the laws of Spain,


      -   domiciled at Velazquez, 21, 28001 Madrid,


      - registered at the Commercial Registry of Madrid under Volume 14 805, Sheet 140, Section 8, Page M-246 116, entry 1, and


      -   tax identification number A-82528548.


      Duly represented by Ms. Pirjo Kekalainen, Mr. Angel Garcia
      Altozano and Mr. Bruno Curis, in their capacity as members of the Board of Directors.


      XFERA MOVILES, S.A. will be referred to as the "Company".

                                     WHEREAS




I.   DECLARATIONS OF THE PARTIES:


     Each of the Parties, respectively, declare that:


     (a) it has the legal personality and capacity to proceed, and the present Agreement falls within the scope of its corporate purpose;


     (b) the powers of attorney granted by it, pursuant to which its representative is acting, are sufficient and have not been substituted or revoked;


     (c) the execution of this Agreement does not require administrative authorisation and does not violate any legal provision;


     (d) the obligations assumed by it under this Agreement are valid and enforceable.


II.  THE PUBLIC BID


     Pursuant to an Order of the Ministry of Development ("MINISTERIO DE FOMENTO") published in the State Official Gazette number 270, of 11 November, 1999, a public bid (the "Public Bid") was called, for the granting of four individual licenses type B2 (the "Licenses", and each one of them the "License"), for the establishment of the necessary public network and exploitation of the third generation mobile telecommunications services. The terms and conditions for the granting of the Licenses were approved by another Ministerial Order of the same date.

III. APPLICATION FOR THE LICENSE


     The Members have reached an agreement for the application for the License, and for the operation of the telecommunications services to be rendered under the License, subject to awarding of the License to the Company, taking into consideration that ACF will be acting, for the purposes of the aforesaid application, in its own name and on behalf of the following Spanish savings banks (jointly, "the Savings Banks"): CAJA ESPANA DE INVERSIONES, CAJA DE AHORROS Y MONTE DE PIEDAD, CAJA DE AHORROS DE LA INMACULADA DE ARAGON, CAJA DE AHORROS DE MURCIA, MONTE DE PIEDAD Y CAJA DE AHORROS DE HUELVA Y SEVILLA, CAJA DE SAN FERNANDO, CAJA DE AHORROS Y MONTE DE PIEDAD DE BALEARES, CAIXA TERRASSA, CAIXA PENEDES, CAJA DE AHORROS DE CASTILLA-LA MANCHA, CAJA DE AHORROS DE EXTREMADURA, CAJA DE AHORROS DE GRANADA and CAJA DE AHORROS DE BADAJOZ.


     For the purpose set forth above, the Members have incorporated the Company, which shall file an application (the "Application") for the License, and shall exploit the same, if awarded to the Company.


IV.  PARTICIPATIONS IN THE COMPANY


     The issued share capital of the Company is currently set at Euro 60,102, fully subscribed and paid-up by 25%, and divided into 60,102 shares, numbers 1 to 60,102, both inclusive, with a face value of Euro 1 each.


     Below follows a chart describing the current distribution of the share capital in the Company:


-----------------------------------------------------------------------------
                 SHARES                     SHAREHOLDER    OWNERSHIP TITLE
-----------------------------------------------------------------------------
        NUMBERING           %    NUMBER
-----------------------------------------------------------------------------

 From 1 to 12,020, both    20    12.020         ACS       Deed of
       inclusive.                                         Incorporation of
                                                          the Company
                                                          granted on
                                                          January 4, 2000.
-----------------------------------------------------------------------------
 From 20,035 to 29,049,    15     9.015       SONERA
     both inclusive.
-----------------------------------------------------------------------------
 From 40,069 to 56,597,   27.5   16.529       VIVENDI
     both inclusive.
-----------------------------------------------------------------------------
 From 12,021 to 16,768,    7,9    4.748        ACESA      Sale and Purchase
     both inclusive                                       Agreement  of
                                                          January 12, 2000.
-----------------------------------------------------------------------------
 From 56,598 to 59,602,     5     3.005         ACF
     both inclusive
-----------------------------------------------------------------------------
-  3266 shares, from
   16,769 to 20,034,        7     4.207     MANNESMANN
   both inclusive;
-  441 shares, from
   39,628 to 40,068,
   both inclusive; and
-  500 shares, from
   59,603 to 60,102,
   both inclusive
-----------------------------------------------------------------------------
 From 29,050 to 39,627,   17.6   10.578     MERCAPITAL
     both inclusive
-----------------------------------------------------------------------------
          TOTAL            100   60,102
-----------------------------------------------------------------------------



V.   MEMORANDUM OF UNDERSTANDING


     On 4 January, 2000, ACS, SONERA and VIVENDI (the "Founding Members") executed a memorandum of understanding setting forth, among others, the basis for the relationships among them as shareholders in the Company, which shall be an applicant for the License (the "MOU").


VI.  BUSINESS PLAN

     The Parties have reached an agreement with respect to the ten-year business plan for the Company in relation to the License, and that will be filed along with the Application for the License (the "Initial Business Plan").


     For purposes of this agreement, "Business Plan" shall mean the latest version of the business plan, as updated and approved by the Board of Directors from time to time in accordance with this Agreement.


NOW, THEREFORE, the Parties have agreed to enter into this shareholders agreement (the "Agreement"), which shall be regulated by the following





                                     CLAUSES




1.   PURPOSE OF THE AGREEMENT


1.1. PURPOSE


     The purpose of this Agreement is to govern the relationship among all of the Members as shareholders in the Company. To this end, the Members declare that all obligations assumed pursuant to this Agreement have the force of law between them, and they agree to loyally respect such obligations. In particular, the Members agree to exercise all their inherent rights as shareholders in order to comply with this Agreement.


1.2. ADAPTATION OF THE BY-LAWS


     The Members undertake to pass a resolution at the General Shareholders' Meeting of the Company within one month from the date of this Agreement, for the approval of the new by-laws which shall be fully adapted to the contents of this Agreement (the "By-laws"), unless not permissible under Spanish law.


     In the event that the Commercial Registry of Madrid considered that any part of the By-laws should be changed in order to be fully registered, the Members will amend them in such a way that the change is in accordance with the letter and the spirit of the present Agreement.


     The Parties agree that in the event of discrepancy between the By-laws and this Agreement, the provisions of this Agreement shall prevail.

2.   CORPORATE PURPOSE.  COMPANY'S NAME.  INDUSTRIAL AND INTELLECTUAL
     PROPERTY RIGHTS


2.1. CORPORATE PURPOSE


     The corporate purpose of the Company will be the establishment and exploitation of UMTS mobile telecommunications networks as well as the provision, management, marketing and distribution of every kind of UMTS mobile telecommunication services, and any other type of complementary services through such mobile networks.


2.2. COMPANY'S NAME


     The Company's name will be "XFERA MOVILES, S.A."


2.3. INDUSTRIAL AND INTELLECTUAL PROPERTY


     2.3.1. XFERA RELATED INDUSTRIAL AND INTELLECTUAL PROPERTY


            The Company shall be the sole and full owner of such corporate name and of any trademarks, trade names or any other industrial or intellectual property rights containing the term "XFERA" in any jurisdiction. VIVENDI shall make its best efforts to transfer to the Company any such rights at cost prior to filing the Application.


            The above notwithstanding, the Parties agree that, in the event that the Company was not granted the License, any rights to the corporate name, trademark, trade names or any other industrial or intellectual property rights will be transferred back to VIVENDI for the same price.


     2.3.2. OTHER INTELLECTUAL PROPERTY RIGHTS


            Each Member may provide to the Company access to or copies of information, promotional material (including videos), technology, know how, copyrights, trade secrets, planning tools, business planning models, market research tools or other items of intellectual property ("Intellectual Property").


            Nothing contained in this Agreement shall be construed as granting or conferring any rights by way of licence or otherwise in any Intellectual Property disclosed by one Member to the other Members or to the Company. A Member shall return all Intellectual Property received in a tangible form at the termination or expiration of this Agreement or if requested to do so.


            Any Intellectual Property shall be used by the Members for the sole purpose of preparing the Application or any other purposes as may be agreed by the Members. The Members agree that any Intellectual Property owned by Orange, PLC shall not be used for any other purpose or disclosed to any third party or be copied without the prior written consent of Orange, PLC.

3.   GENERAL SHAREHOLDERS MEETINGS


3.1. MEETINGS

     The General Shareholders Meetings of the Company will be held at least once a year, following the call by the Board of Directors at its own initiative, or upon the request of any of the Members holding a participation in the share capital of the Company of at least 4%.

3.2. ORDINARY VOTE REQUIREMENTS

     Resolutions not addressing Qualified Matters (as defined in 0 below) will be adopted according to the majority rules provided for under law.

3.3. QUALIFIED MATTERS

     Resolutions that address Qualified Matters will be adopted by the affirmative vote of Members representing at least 86% or 70% of the share capital of the Company with the right to vote, as the case may be, as specified in 5.1.

4.   BOARD OF DIRECTORS. EXECUTIVE COMMITTE. CEO. MANAGEMENT

4.1. BOARD OF DIRECTORS

     4.1.1.  COMPOSITION

             -  BEFORE THE DATE OF GRANTING OF THE LICENSE

                Until the granting of the License to the Company, the Board of Directors will be composed of three Directors, one of them to be appointed by each of the Founding Members, respectively.

             -  AFTER THE DATE OF GRANTING OF THE LICENSE

             Once the License has been granted, the Board of Directors will be composed of fifteen (15) Directors as follows:

             ------------------------------------------------------------
                       SHAREHOLDER               NUMBER OF DIRECTORS
             ------------------------------------------------------------
             ACS                                          3
             ------------------------------------------------------------
             SONERA                                       2
             ------------------------------------------------------------
             VIVENDI                                      4
             ------------------------------------------------------------
             ACESA                                        1
             ------------------------------------------------------------
             ACF                                          1
             ------------------------------------------------------------
             MANNESMANN                                   1
             ------------------------------------------------------------
             MERCAPITAL                                   2
             ------------------------------------------------------------
                                          +
             ------------------------------------------------------------
             CEO                                          1
             ------------------------------------------------------------

             Each of the Members will be entitled to designate the number of Directors referred to in the above chart as long as its participation in the Company is not reduced below 66% of the participations set forth in Recital IV above.

     4.1.2.  POSITIONS WITHIN THE BOARD

             The Board shall appoint a Chairman, and a Secretary. The persons holding said positions shall be proposed for appointment or dismissal by the Directors appointed by the Members indicated below. The Directors appointed by the other Members shall vote in favour of the appointment or dismissal, as the case may be, so indicated.

             -------------------------------------------------------------
                    POSITION                     NOMINATING
                                                   MEMBER
             -------------------------------------------------------------
             Chairman                                ACS
             -------------------------------------------------------------
             Secretary                             VIVENDI
             -------------------------------------------------------------

             The Chairman shall not have decisive vote within the Board of Directors.

     4.1.3.  APPOINTMENTS, RESIGNATION AND DISMISSAL OF DIRECTORS

             Each and all of the Members will vote to appoint or dismiss the Directors indicated by the Member who is entitled to make the corresponding appointment or dismissal, pursuant to 0. above.

             In case of death, resignation, inability to act or dismissal of any of the Directors, the Members hereby agree that the Member who designated him/her/them will nominate the new Director(s) who will replace him/her/them in his/her/their position in the Board, and that the other Members shall vote in favour of the appointment of said new Director(s) at the General Shareholders' Meeting of the Company.

     4.1.4.  MEETINGS OF THE BOARD

             The Board of Directors will meet at least four (4) times every year and whenever called by the Chairman, at its own initiative or upon petition of two Directors.

             The Board of Directors will be called by written notice fifteen
             (15) calendar days in advance and shall be served on all the Directors at the address notified from time to time by each Director to the Secretary to the Board of the Company. The calling notice shall include a sufficiently detailed agenda of the meeting, and shall be accompanied by any relevant information for discussion at such meeting.

             When required for reasons of urgency, seven (7) calendar days notice prior to the meeting will be considered sufficient.

     4.1.5.  ORDINARY VOTE REQUIREMENTS

             Resolutions on matters not included as Qualified Matters (as defined in 5.2 below) will be adopted by absolute majority of the attending Directors, provided the attending Directors are at least the majority of the total Directors, which is the minimum quorum required.

             Decisions on matters which involve amounts in excess of the maximum thresholds fixed in paragraphs e), f), g) and n) of clause 5.3 shall not be competence of the Executive Committee (as defined in clause 4.3) but of the Board of Directors.

     4.1.6.  QUALIFIED MATTERS

             Resolutions on Qualified Matters (as defined in clause 5.2 below) will be adopted by an affirmative vote of more than 10 Directors.

     4.1.7.  DIRECTORS' COMPENSATION.

             The Directors will receive no compensation other than the reimbursement for actual costs incurred in attending the Board of Directors meetings unless otherwise decided by the General Shareholders Meeting with a qualified majority of 70%. Each of the Directors shall be properly covered by a responsibility insurance policy paid by the Company.

     4.1.8.  COMPLIANCE WITH THIS AGREEMENT

             The Members agree that they shall, and shall cause the Directors appointed by them, to comply at all times with this Agreement. For purposes of this Agreement, the Members will be responsible for the acts of the Directors respectively nominated by them.

4.2. CEO ("CONSEJERO DELEGADO")

     Upon the granting of the License, a CEO (who shall him/herself be a Director) shall be appointed by the Board of Directors. The Founding Members shall unanimously propose the person who will hold such position, and all the Directors shall vote at the Board in favour of the appointment of the person so nominated.

     If the Founding Members are unable to agree upon the proposal of the CEO, then such Founding Members, shall respectively escalate such dispute for resolution to the relevant persons within their companies holding senior executive management responsibility for the affairs of the Company. Should no agreement be reached among them within 30 days after one Member has initiated the escalation procedure, the appointment of the CEO shall pass to the Board of Directors for a final vote.

     The CEO, together with the Key Managers (as defined in 4.4) shall be responsible for the day-to-day management of the operations of the business of the Company. The CEO shall act in full accordance with the Business Plan, the corresponding annual budget in force (the "Annual Budget"), this Agreement and the decisions of the Board of Directors and the Executive Committee; but shall have no authority to take any action (except for preparatory works, suggestions and proposals, as the case may be) with respect to any of the matters reserved, as the case may be, to the General Shareholders Meeting, the Board of Directors (including those specified in 5.2) or the Executive Committee (including those specified in 5.3), without first obtaining the requisite approval of the Board of Directors, the General Shareholders Meeting or the Executive Committee, as provided therein with respect to the matter in question.

4.3. EXECUTIVE COMMITTEE. ("COMISION EJECUTIVA")

     4.3.1.  COMPOSITION

             The Members undertake to set up an Executive Committee which shall be composed of at least four members, all of whom shall be directors: (i) the CEO and (ii) three Directors, one appointed by each of the Founding Members (the "Executive Committee's Founding Directors"), respectively, as long as each of the Founding Members has not reduced its participation in the Company below ten per cent (10%). Additional members of the Executive Committee can be appointed by the Board of Directors as foreseen in 5.2c.

             Each Founding Member shall also be entitled to dismiss the Executive Committee's Founding Director appointed by the same.

             In case of death, resignation, inability to act or dismissal of any of the Executive Committee's Founding Director, the Founding Member who designated him/her will nominate the new Executive Committee's Founding Director who shall replace him/her in his/her position at the Executive Committee.

             The remaining Directors shall vote in favour of the appointment or dismissals indicated by each Founding Member pursuant to the above.

     4.3.2.  FUNCTIONS. POWERS


             The role of the Executive Committee shall be to closely monitor and support the operation of the business of the Company and to direct the management of the Company.

             The Members agree that the Executive Committee is a delegated body of the Board of Directors with all its faculties except for: (i) those which may not be delegated according to law or to the By-laws of the Company; and (ii) those related to the Qualified Matters for the Board of Directors.

     4.3.3.  ADOPTION OF RESOLUTIONS

             Resolutions on Qualified Matters referred to in 5.3 below will be adopted by the affirmative vote of each of the Executive Committee's Founding Directors.

             Resolutions on matters other than Qualified Matters will be adopted by absolute majority of the members of the Executive Committee.


     4.3.4.  MEETINGS OF THE EXECUTIVE COMMITTEE

             The Executive Committee will meet regularly, whenever called by the CEO or by any of the Executive Committee's Founding Directors.

4.4. MANAGEMENT APPOINTMENT

     The Members agree that in all cases the most competent officers will be selected to fulfil positions in the Company.

     Candidates who may come from any origin will be chosen among the best candidates to form a highly qualified and integrated management team.

     The Key Managers shall be proposed by the Executive Committee (with the affirmative vote of each of the Executive Committee's Founding Members), and approved by the Board of Directors.

     Should there be no agreement at the Executive Committee level (with respect to the proposal for the appointment of the Key Managers), the affirmative vote of two of the Executive Committee's Founding Members (including necessarily the one appointed by the Founding Member entitled to present to the Executive Committee the candidate in question, as specified below) shall be sufficient. In this case, the Executive Committee's Founding Members shall vote at the Board in favour of the proposal of appointment so made by the Executive Committee.


     The Founding Members shall be entitled to present to the Executive Committee candidates for the key management positions referred to below ("Key Managers") to the Executive Committee:

     --------------------------------------------------------------------
           MANAGEMENT POSITION          FOUNDING MEMBER PROPOSING THE
                                        APPOINTMENT TO THE EXECUTIVE
                                                  COMMITTEE
     --------------------------------------------------------------------
     Chief Financial Officer ("CFO")                 ACS
     --------------------------------------------------------------------
     Chief Operating Officer ("COO")               VIVENDI
     --------------------------------------------------------------------
     Chief Technical Officer ("CTO")               SONERA
     --------------------------------------------------------------------
     Director of Sales & Marketing                 SONERA
     --------------------------------------------------------------------
     Human Resources Manager                         ACS
     --------------------------------------------------------------------
     Procurement Director                          VIVENDI
     --------------------------------------------------------------------

     The above referred management structure could be changed by the Executive Committee by qualified majority, as provided in 4.3.3.

     The Board of Directors shall approve the appointment of such managers.

     The managers will directly report to the CEO and shall act in full accordance with the Annual Budget and the Business Plan in force.

5.   QUALIFIED MATTERS

5.1. QUALIFIED MATTERS FOR THE GENERAL MEETING

     The following shall be Qualified Matters for the General Meeting, and shall require the qualified majority provided in 3.3:

     --------------------------------------------------------------------
                    QUALIFIED MATTERS                QUALIFIED MAJORITY
                                                        (% OF SHARE
                                                        CAPITAL WITH
                                                       VOTING RIGHTS)
     --------------------------------------------------------------------
          (a)  any amendment to the By-laws of the           70
               Company except for the change of
               registered address within Madrid and
               those amendments referred to in (b),
               (d) and (f) below
     --------------------------------------------------------------------
          (b)  capital increases, convertible                86
               bonds, warrants, subscription rights
               or other analogue securities, unless
               specifically provided for in the
               Business Plan (in which case no
               qualified majority will be required)
               or in Clause 7.3.2 below, and the
               amendment of any qualified
               majorities for the approval of any
               Qualified Matters.
     --------------------------------------------------------------------
          (c)  the solicitation for Additional               86
               Financing according to 7.3.1 below
     --------------------------------------------------------------------
          (d)  the amendment of the exact number of          86
               members of the Board of Directors;
     --------------------------------------------------------------------
          (e)  any issue of non-convertible bonds,           70
               promissory notes and other analogue
               non-convertible securities;
     --------------------------------------------------------------------
          (f)  the conversion ("TRANSFORMACION"),            86
               merger, split-off or dissolution of
               the Company;
     --------------------------------------------------------------------
          (g)  transactions regarding treasury               70
               stock ("NEGOCIOS SOBRE ACCIONES
               PROPIAS") by the Company;
     --------------------------------------------------------------------
          (h)  The transfer of all the assets which          86
               form the business of the Company;
     --------------------------------------------------------------------
          (i)  the transfer of a material part of            70
               the assets which form the business
               of the Company and the development
               of any material new line of
               business; and
     --------------------------------------------------------------------
          (j)  the appointment of auditors.                  70
     --------------------------------------------------------------------

5.2. QUALIFIED MATTERS FOR THE BOARD OF DIRECTORS

     The following shall be Qualified Matters for the approval by the Board of Directors, and shall require the qualified majority provided in 4.1.6:

     a) The approval and adoption of, or any material amendment to, the Business Plan and/or the Annual Budget;

     b) the approval of any capital expenditure which deviates by more of 5% of the Annual Budget;

     c) the appointment and removal of the CEO and of the Executive Committee Members, and the adoption of (i) bonus or employee benefit plans or programs, (ii) any material amendment to or change in any such employee benefit plans or programs or (iii) awards of bonuses or other incentive compensation under such plans;

     d) the transfer of assets (including intellectual property) of the Company in excess of EUROS FIVE MILLION (Euros - 5,000,000);

     e) the creation or assumption by the Company of any debt or the granting of any mortgage, pledge, or other charge or encumbrance which individually exceeds EUROS FIFTEEN MILLION (Euros - 15,000,000) and cumulatively exceeds EUROS TWENTY FIVE MILLION (Euros - 25,000,000), within the same fiscal year;

     f) the granting of any loan, credit or other form of financing in favour of a third party, or the granting of any kind of guarantee to a third party, individually in excess of EUROS ONE MILLION (Euros - 1,000,000) and cumulatively exceeding EUROS FIVE MILLION (Euros - 5,000,000) within the same fiscal year, other than in the ordinary course of business;

     g) the potential application for additional telecommunication licenses;

     h) the approval of concrete actions/omissions leading to the enforcement by the Authorities of the guarantees offered by the Members in the Application;

     i) the entering into, or variation of the terms of, any contract with any of the shareholders (or companies of the same Group) of the Company;

     j) the solicitation of Additional Financing from the Members, under the terms provided in 7.3;

     k) the distribution of interim dividends or the proposal to the General Shareholders Meeting regarding the distribution of dividends or the purchase or redemption of treasury stock;

     l) the creation or dissolution of subsidiaries, or the acquisition or sale of a participation in other companies, or the entering in any joint venture, partnership or similar arrangement;

     m) the establishment of new accounting policies and principles, or the material amendment thereof;

     n) the design of the general strategies;

     o) the settlement in any administrative, court or arbitration proceedings to the extent that the amount settled exceeds EUROS FIVE MILLION (Euros 5,000,000); and

     p) in general, any act or transaction involving a monetary amount in excess of EUROS TEN MILLION (Euros - 10,000,000).

     To adopt resolutions on Qualified Matters, the Board of Directors must observe the voting requirements set forth 4.1.6.

5.3. QUALIFIED MATTERS FOR THE EXECUTIVE COMMITTEE

     The following shall be Qualified Matters for the approval by the Executive Committee, and shall require the qualified majority provided in 4.3.3:

     a) The proposal of the Annual Budget and the Business Plan or the proposal of any material amendment thereto;

     b) the proposal of the appointment of the Key Managers, (according to 4.4 below) the amendment of management structure, and the appointment of second level management; the fixing of their employment conditions, as well as the entering into any employment contract which provides for a remuneration (including bonuses) in excess of EUROS ONE HUNDRED THOUSAND (Euros - 100,000), and the establishment of valuation and control mechanisms of the performance of the management of the Company;

     c) the execution of, or the making of a material amendment to, any agreement, commitment or arrangement involving aggregate expenditures by the Company in excess of Euros ONE MILLION (1,000,000) in any one year;

     d) the adoption of a collective bargaining agreement, and the proposal for the adoption of (i) bonus or employee benefit plans or programs, proposal of the (ii) any material amendment to or change in any such employee benefit plans or programs or (iii) awards of bonuses or other incentive compensation under such plans;

     e) the creation or assumption by the Company of any debt or the granting of any mortgage, pledge, or other charge or encumbrance which individually exceeds EUROS TWO MILLION (Euros 2,000,000) and is below EUROS FIVE

        MILLION (Euros 5,000,000) and cumulatively is below EUROS TEN MILLION (Euros 10,000,000) within the same fiscal year;

     f) the granting of any loan, credit or other form of financing in favour of a third party, or the granting of any kind of guarantee to a third party, individually in excess of EUROS ONE HUNDRED THOUSAND (Euros 100,000) and below EUROS FIVE HUNDRED THOUSAND (Euros 500,000), and cumulatively below EUROS FIVE MILLION (Euros - 5,000,000) within the same fiscal year, other than in the ordinary course of business;

     g) the commencement, abandonment or the settlement of any litigation or arbitration that (i) involves a dispute in excess of EUROS ONE MILLION (Euros 1,000,000) and below EUROS THREE MILLION (Euros 3,000,000) or
        (ii) has been brought or commenced by or against any Governmental Authority;

     h) the definition of the type of basic services to be rendered by the Company within the scope corporate purpose;

     i) the approval of the distribution structure, including the choice of (i) the distribution model (agency, dealership or franchise), (ii) the distribution patterns (exclusive, semi-exclusive or non-exclusive),
        (iii) distribution channels (specialised shops, retail commerce, department stores, discount stores, or e-commerce);

     j) the configuration of the network further to the configuration contained in the Application;

     k) the choice and change of the domicile within Madrid;

     l) the choice and registration of trademarks, domain names and any other intellectual property rights;

     m) the granting of general powers of attorney and the approval of the structure of powers within the management;

     n) in general, any act or transaction involving a monetary amount below EUROS FIVE MILLION (Euros - 5,000,000) and in excess of EUROS FIVE HUNDRED THOUSAND (Euros- 500,000); and

     o) the preparation of the annual accounts.

5.4. NO FURTHER APPROVAL

     Unless required under Spanish Law, no further General Shareholders' Meeting or Board approval on Qualified Matters shall be required if expressly (and in full detail) provided for in, or approved in connection with, the Annual Budget already approved by the Board.

6.   AUDITOR. ANNUAL ACCOUNTS.

6.1. AUDITOR

     The Members shall appoint one of the top international auditor's firm of recognised prestige as the Company's Auditor within the General Shareholders' Meeting, regardless of being such appointment required by Spanish Law or not.

6.2. ANNUAL ACCOUNTS

     6.2.1. ANNUAL ACCOUNTS

            The annual accounts (the balance sheet, the profit and loss account and the annual report, the "Annual Accounts") shall be audited by the Company's Auditor.

            The Members will receive the Annual Accounts of the Company within 15 days following their audit and no later than one month prior to the approval of said accounts by the General Shareholders Meeting.

            The audit report prepared by the Company's Auditor shall in any case be deposited with the Commercial Registry.

            As soon as practicable after the date hereof, but in any case as soon as practicable after the incorporation of the Company, the Members shall procure that the Company establishes adequate procedures and systems in respect of accounting, reporting and financial control (including systems for the preparation of Annual Operating Plans and Annual Budget) in a form agreed by the Members. Any change in the procedures and systems in respect of accounting, reporting and financial control may only take place following the procedure of Clause 5.2 above.

            The Accounts and Consolidated Accounts of the Company shall be prepared and audited annually each Financial Year in accordance with international accounting standards ("IAS") and with the standard accounting practice and rules of the Kingdom of Spain using the same rules and methods on a consistent basis from year to year.

            The Members shall discuss, determine and approve in accordance with
            5.2 whatever further accounting principles may be necessary in order for the Company's accounts to be complete and correct and fairly represent the financial condition of the Company on the respective dates thereof and the results of the Company's operations for the periods then ended.

            The Accounts and Consolidated Accounts shall be established in Euros, subject to specific requirements of applicable law.

     6.2.2. REPORTS

            The Members shall procure that in respect of the Company the following are prepared and made available at each Executive Committee Meeting and Board of Directors meeting:

            -  a financial forecast for the next quarter; and

            - a monthly report including operational figures detailing significant variations to or departures from the Business Plan and Annual Operating Plan and Budget.

     6.2.3. FINANCIAL YEAR

            The financial year (the "Financial Year") for the Company shall be the 12 months ending on 31 December in any calendar year.

     6.2.4. REPORTING OBLIGATIONS

            The Members shall use their best endeavours to ensure that the Company prepares the necessary financial information to enable the Members to meet their respective reporting obligations under the listing rules of any applicable Stock Exchange for quarterly, half yearly and yearly results to the extent the Company is notified sufficiently in advance of the financial information necessary to enable the Parties to meet their reporting obligations.

7.   FINANCING POLICY

7.1. FINANCING EXPRESSLY REQUIRED FOR THE APPLICATION

     The Members agree to grant or provide, the guarantees in favour of the Administration required for purposes of filing the Application, in proportion to their respective participation of the Members, unless otherwise agreed between any of them. Furthermore, each of the Guarantors shall guarantee the economic and financial solvency of the relevant Member that belongs to the same group of companies as the Guarantor.

7.2. COMMITTED FINANCING FOR THE DEVELOPMENT OF THE ACTIVITIES

     The Members undertake to finance and capitalise the Company up to the amounts set forth in the Initial Business Plan ("Committed Financing"). The Members undertake to take the necessary steps in order for the Committed Financing to be completed and implemented. The failure to fulfil this obligation in the manner, time and proportion as approved by the Board, will be considered a material breach of this Agreement.

7.3. ADDITIONAL FINANCING

     7.3.1 In the event that at any time and from time to time, the Board of Directors considers that the Company requires additional financing, beyond that described in the Initial Business Plan, and such funds are not available on commercially reasonable terms, the Members may, by agreement of the majority required in relation to the Qualified Matters for the General Shareholders Meeting approve such additional financing. Each Member will then provide to the Company its pro rata contribution of such additional financing, in proportion to their respective equity interests in the Company. If any Member freely decides not to provide its pro rata contribution of the additional financing (the "Non-Contributing Member"), then the Members committing to provide the funds (the "Contributing Members"), may decide, by the majority of 86% of the shares held in the Company by the Contributing Members', to set the terms and conditions under which the additional financing are provided, including whether such funds are provided as debt or equity. The Defaulting Member may decide, up to the time of actual funding, to provide its pro-rata portion of the additional financing under the same terms and conditions approved by the Contributing Shareholders.

     7.3.2 If such financing is (i) necessary for the Company for the awarding of the License or to prevent the award of the same from being revoked by the Spanish Authorities, as notified in writing by the same, and/or (ii) required to avoid a forced liquidation of the Company as required by the applicable law, an agreement by Members holding at least 51% of the share capital of the Company shall suffice.

     7.3.3 The additional financing required to be provided pursuant to the provisions of clauses 7.3.1 and 7.3.2 above are herein referred to as the "Additional Financing". Each Contributing Member shall contribute the amount of any Additional Financing within fourteen (14) business days after the calling of any such Additional Financing duly approved in accordance with this Agreement.

8.   DIVIDEND POLICY

     The Members agree that no dividend shall be distributed by the Company during the first five years from the granting of the License. Thereafter, at least 50% of the yearly profits available for distribution, if any, shall be allocated to the payment of dividends, unless otherwise approved by the Board of Directors in accordance with Clause 5.2.

9.   DEFINITION OF THE ROLE OF THE MEMBERS

     The Members agree that separate technical and assistance services agreements will be concluded on arm's length terms among the Company and SONERA, MANNESMANN and VIVENDI, and, if appropriate, any other Member.

10.   LIQUIDITY OF THE INVESTMENT

10.1. FIRST STAGE

      The Members agree that, from the 30th month after the date on which the License is awarded, and as long as the Company is not floated, any Member wishing to sell all or part of his shares shall offer them to the other Members at a set price he freely determines. The other Members will have the right to acquire all, but not part, of the offered shares at the set price if they so wish.

      Should there be more than one Member interested in acquiring all the offered shares, the latter shall be distributed among such interest Members, pro rata, according to their share capital stakes in the Company.

      Should no Member exercise its purchase right, then the Member wishing to sell may search for a third party wishing to purchase his shares. Should there be any BONA FIDE third party firmly offering to purchase such shares, the other Members will have the right to exercise their first refusal rights as established in 11.2 below. However, in such a case, the price payable for the shares by any Member exercising his first refusal right will be the price offered by the third interested purchaser plus 10%.

10.2. SECOND STAGE

      After 60 months from the granting of the License upon the request of Members holding a participation in the Company of at least 20%, the resolution of floating the Company shall be submitted to the General Shareholders Meeting. If the Company has not taken an irrevocable resolution to initiate the process for flotation one month after said request, the Members who have voted in favour of the above-mentioned resolution (the "Exiting Members") will have the right to sell their entire shareholdings in the Company to those Members who have not voted in favour (the "Blocking Members"), who shall be obligated to buy in proportion to their respective holdings. In any event, the Members will be entitled to exercise their respective first refusal right in accordance with the provisions established in 11.2 below.

      The price for the sale by the Exiting Members of their respective shares (the "Exit Shares") to the Blocking Members shall be determined according to the following procedure

        (i) the Exiting Members, on the one part, and the Blocking Members, on the other, shall, respectively, and at their own cost, request an independent expert (which will be an investment bank with international repute) to determine the fair market value of the Exit Shares on the date of notification of the intention to sell by the Exiting Members. In the event that the results of the two experts deviate less than six percent (6%), the fair market value will be the average of the results of both reports.

           If either the Exiting Members or the Blocking Members did not appoint its respective independent expert, the fair market value determined by the expert appointed by the other party shall be binding upon both parties.

       (ii) If the results of the valuations of the two experts deviated by more than six percent (6%), the experts shall seek to reconcile such results within a term of fourteen (14) days.

       (iii) In the event that there were still discrepancies amounting to more than six percent (6%), the Exiting Members, on the one part, and the Blocking Members, on the other, agree that those discrepancies shall be finally and definitely settled by a third expert appointed by the two former experts (appointed by Exiting Members, and the Blocking Members, respectively). Should no agreement be reached regarding the appointment of the third expert, such expert shall be appointed by the Chairman of a recognised international institution with qualified expertise in this market chosen by lot ("insaculatio") between two institutions, each of them proposed by each expert. Each party shall be entitled to refuse one of the institutions proposed by the other party.

           The third expert will have to choose between the decisions of one of the experts appointed by the parties according to paragraph (i) above, not being possible to provide a third decision.

           The Members expressly agree to accept the decision of the third expert undertaking this decision as final and binding upon them, hereby expressly waiving any right of appeal before any jurisdiction or arbitration proceedings.

11.   RESTRICTIONS ON DISPOSITION OF SHARES

11.1. GENERAL RESTRICTION ON TRANSFERS

      11.1.1. GENERAL RESTRICTIONS

              The Members undertake not to sell, transfer, assign, deliver, or dispose of by any other means, of whatever nature, any shares owned by them in the share capital of the Company except pursuant to the provisions of this clause 11.1.

      11.1.2. PERMITTED TRANSFERS

              The following transfers are permitted under the conditions set forth below:

          (i)      TRANSFERS WITHIN THE GROUP

          The shares in the Company shall be freely transferable among entities of the same Group (as defined in 11.2.10(i) below).

          (ii)     TRANSFERS AMONG MEMBERS AND TO BANCA MARCH, S.A. AND
               FCC GROUPS

          Furthermore, until December 31, 2000 the transfer of shares in the Company shall be free among the Members, and from the Members to companies of the Banca March, S.A. Group and to companies of the Fomento de Construcciones y Contratas, S.A. Group.

          (iii)    TRANSFERS FROM ACF TO THE SAVINGS BANK

          ACF shall be free to transfer its shares in the Company to the Savings Banks or to a special vehicle incorporated for this purpose and controlled by the Savings Banks, before December 31, 2000.

          (iv)     TRANSFERS IN THE EVENT OF CHANGE OF CONTROL IN
               MANNESMANN/ORANGE

          Should there be any change of Control (as defined in 11.2.10(i) below) in MANNESMANN before December 31, 2000, MANNESMANN will be entitled to freely transfer its shares in the Company (together with its rights and obligations deriving from this Agreement) to Orange PLC ("Orange"). If, in spite of the change of Control in MANNESMANN, such transfer to Orange was not notified before the above-mentioned date, then the Founding Members will be entitled to acquire the shares held by MANNESMANN. The price for the shares shall be fixed according to the provisions of 11.2.7. Unless otherwise stated, the provisions of
          11.2.7 shall apply MUTATIS MUTANDIS.

          Should there be, subsequently to a transfer of shares by MANNESMANN, any change of Control (as defined in 11.2.10(i) below) in Orange, the Members will be entitled to acquire the shares held by Orange, according to the following rules:

          - For the period of one (1) month following the notification of the change of Control in Orange, if any of the Founding Members decided to exercise its right to acquire, then the Founding Members will be entitled to acquire the Orange's shares pro-rata their respective participation.

          - If the Founding Members did not exercise their right to acquire within the above one-month period, any of the Members will be entitled to acquire the Orange's shares pro-rata its participation in the Company, during the subsequent one-month period.

          - The price for the shares shall be fixed according to the provisions of 11.2.7. Unless otherwise stated, the provisions of 11.2.7 shall apply MUTATIS MUTANDIS.

          Furthermore, from the moment that there is a notification of the change of Control in Orange, Orange will lose any specific rights it may have under this Agreement. Therefore, for the determination of the price of the shares, the experts shall take into account such lose of rights.

          Orange shall be obliged to notify the intention of the change of Control as soon as it becomes aware thereof.

        The Members expressly undertake to execute whatever private or public documents evidencing the consent definitively granted hereunder to the transfers referred to in this clause 11.1.2, and their waiver to the first refusal rights granted to them.

11.2. FIRST REFUSAL RIGHTS

      11.2.1. Any Member who in good faith plans or attempts to transfer INTER VIVOS all or part of its shares in the Company, by payment or gift, to any individual or entity, even to another Member (unless otherwise provided in 11.1.2 above), must notify the Board of Directors of the Company thereof in writing, including the purchaser (the "Offeror"), number, class and series (if applicable) of the shares to be transferred, the price or consideration of each share and the conditions of the transaction. This notice of intent to transfer shall be construed for all purposes as an irrevocable offer to contract in the terms expressed below.

     11.2.2. Within eight (8) days from the date of receipt of the notice, the Board of Directors shall send a notification with a copy thereof simultaneously to all Members, on the day the copy(ies) is/are sent, in order that it(they) may exercise its(their) pre-emptive right.

     11.2.3. Within thirty (30) days from the date of receipt of the notice copy, the Members shall be entitled to exercise their pre-emptive right with regard to all, but not part of the offered shares, notifying the Board of Directors by any type of written notice. This written notice shall be construed as an irrevocable acceptance of the offer in the terms expressed below.

     11.2.4. Within eight (8) days from the day after the date on which the option to exercise the pre-emptive right expires, the Board of Directors shall distribute the shares among those who have exercised, in a timely and proscribed manner, their right.

               If more than one Member has exercised the pre-emptive right, the shares shall be distributed in proportion to the total sum of the par value of the respectively owned shares.

     11.2.5. Once the shares have been allocated, the Board of Directors shall notify within 24 hours the selling Member of the name and domicile of the non-selling Member(s) to whom distribution has been made and the number of shares distributed to each, as the case may be. The same notice shall be sent to each of the Members to whom distribution has been made.

     11.2.6. The conditions and price for the acquisition shall be those stated in the transfer project, however, if all or part of the price is to be postponed in the transfer project, a credit entity must guarantee payment of the postponed price, as a previous requirement for acquiring the shares.

     11.2.7. If the transfer offer is to be made for payment but different from a sale and purchase or as a swap or gift, the purchase price of the shares for the remaining Members who have exercised their pre-emptive rights shall be that to which the parties agree (within a maximum term of fifteen days since the date of the notification referred to in paragraph 11.2.5 above). If there is no agreement, the purchase price shall be the price determined according to the procedure provided for in 10.2 above, on the day the transfer project was notified to the Company.

     11.2.8. The selling Member shall be free to transfer the shares in accordance to the notified transfer project, if:

               (i) The selling Member has not received the notice referred to in paragraph 11.2.5 above after two months since the sending of the offer notice to the Board of Directors; or

               (ii) For reasons not attributable to the selling Member, the transfer of the shares from the seller to the Members having exercised their pre-emptive right has not been carried out:

                     -     Within the twenty (20) days following the date of the
                         notice made in accordance to paragraph 11.2.5 above, in case the projected transfer was to be effected through a sale and purchase and, consequently, the price was the one set forth in paragraph 11.2.6 above; or

                     -     Within the sixty (60) days following the date of the
                         notice made in accordance to paragraph 11.2.5 above, in case the projected transfer was to be effected for payment but not through a sale and purchase, or as a gift, and consequently the price was the one set forth in paragraph 11.2.7 above.

               The transfer shall be effected within a maximum term of one month from the elapse of the periods referred to in (i) and (ii) above.

               If the transfer is not effected within said period, the selling Member will not be allowed to present a new transfer project until six months have elapsed since the date of the former transfer offer.

     11.2.9. In cases of acquisitions of shares as a consequence of a judicial or administrative enforcement proceedings or as a consequence of the liquidation of the Company which owned those shares or acquisition MORTIS CAUSA, the Board of Directors may reject the recording of the transfer in the Book of Registered Shares by presenting one or several acquiring Members. The presentation shall take place through a Notary Public, within a maximum term of two months from the date on which the request to register the shares in the Book of Registered Shares was made.

               For that purpose, within eight days from the receipt of the request for recording, the Board of Directors shall send a copy thereof simultaneously to all Members in case they wish to make use of their pre-emptive right over the shares.

               The exercise of the pre-emptive right, the acquisition of shares and the notification to the requester of recording shall be effected in accordance to the terms set forth in paragraphs
               11.2.3 to 11.2.5 of this Clause 11.2.

               The acquisition price for the shares shall necessarily be the shares' Real Value on the day the recording at the Book of Registered Shares was requested; this value shall be determined in accordance to the provisions set forth in the law.

               The earnings per share the Company decides to distribute during the time between the request for recording in the Book of Registered Shares and the notification to the requester of the name of the acquiring shareholder/s, shall correspond to the requester.

     11.2.10.  For the purpose of this Agreement,

               (i) Entities shall be considered as belonging to the same "Group" if they constitute a single decision-making unit, because any one of them controls or may control, directly or indirectly, the decisions of the others.

                     It shall be understood, in any case, that one entity has "Control" over another in any of the following circumstances:

                     (a)   When the controlling entity holds the majority of the
                         voting rights of the controlled entity, either directly or by means of agreements with other shareholders.

                     (b)   When the controlling entity has the right to appoint
                         or remove the majority of the members of the governing bodies of the controlled entity, either directly or by means of agreements with other shareholders.

                     (c)   When at least one-half plus one of the directors of
                         the controlled entity are directors or top executives of the controlling entity or of another entity controlled by the latter.

                     For the purpose of the provisions contained in the preceding paragraphs, the rights to vote or of appointment or removal possessed by the controlling entity through controlled entities or through other persons acting on behalf of the controlling entity or on behalf of other entities controlled by the latter shall be added to the rights to vote or of appointment or removal referred to in said paragraphs.

               (ii) "Real Value" shall mean the value determined by the Company's auditor or, if the Company is not required to annual accounts verification, the value determined by an auditor nominated, at the request of any of the acquiring Members, seller or Directors by the Commercial Registrar of the district where the Company is registered. In this latter case, auditor's fees shall be borne by halves by the transferor and the acquirers who have not reached a previous agreement. The auditor shall determine the Real Value in the maximum term of one month since he was appointed.

               (iii) All references to days are to calendar days.

     11.2.11. The terms in this Clause shall be applicable to the transfer of first subscription rights, convertible obligations or other titles granting a right to shares' subscription.

     11.2.12. Transfers effected contravening the provisions set forth in this Article shall not be enforceable against the Company and can not be registered in the Share Register Book.

11.3. CONDITION FOR ACQUISITION OF SHARES IN THE COMPANY

      Until the fifth anniversary of the granting of the License, no third party may acquire shares in the Company without having become a party to this Agreement. To this effect, the Selling Member shall cause the purchaser to execute a counterpart hereof prior to the purchase. The non-fulfilment of this undertaking shall be deemed to constitute a material breach of this Agreement by the Selling Member.

12.   DISPUTES RESOLUTIONS

12.1. DISPUTE SITUATION

      If the Founding Members are unable to agree upon a decision which requires their unanimous consent at the Executive Committee's level, then such Founding Members, shall respectively refer such dispute for resolution ("Dispute Resolution") to the relevant persons within their companies holding senior executive management responsibility for the affairs of the Company.

      Should no agreement be reached among them within 30 days after one Member has initiated the Dispute Resolution, the relevant matter shall be decided by the Board of Directors by simple majority.

12.2. INTERIM RESOLUTION

      Exceptionally, during the escalation period referred in 12.1 above, the Board of Directors of the Company may, with the approval of half plus one of its members, adopt measures regarding the ordinary course of business of the Company and/or any measures of a provisional nature, as necessary for the proper day to day management of the Company.

13.   RESTRICTIVE COVENANT

13.1. SCOPE

      The Guarantors and the Members agree that, neither they nor any of the companies belonging to their respective Group (as defined in 11.2.10 above) shall compete with the Company in the mobile telecommunication services in Spain and, as a consequence thereof, shall not, directly or indirectly, acquire or held any participation in the share capital of a company that would render similar services than the Company in Spain.

      For the sake of clarification, wireless local loop and related services do not qualify as mobile telecommunication services. Equally, for the sake of clarification, this non-compete obligation shall not include those services that do not require a telecommunication license in Spain (such as internet services, Sonera's SmartTrust Services and Sonera's Zed Services).

      An exception to the above non-compete covenant is made in relation to investments made by financial institutions amounting to less than 10% interest which are expressly authorised.

13.2. TERM

      The non compete obligation established in 13.1 above will apply to each Member for as long as such Member is Party to this Agreement and for 2 years thereafter in the case that it ceased to be a Party due to a material breach of this Agreement.

14.  WITHOUT CONTENTS

15.  GUARANTEE

     Each of the Guarantors unconditionally guarantees the compliance by the relevant Member belonging to its same Group, of the obligations and undertakings assumed hereunder, to the benefit of the rest of the members and of the Company. This guarantee shall in no event be construed as joint and several among the Guarantors.

16.  DURATION

     This Agreement will be in force for the entire life of the Company, unless any of the following occurs:

     a) the Public Bid process is cancelled or the awarding of the Licenses postponed beyond December 31, 2000, by the Spanish Authorities;

     b) the four Licenses are awarded to third parties;

     c) the Parties so decide;

     d) no Application is filed by the Company; or

     e) the Company is floated.

17.  BREACHES. TERMINATION.

     In case of material breach of any of the obligations under this Agreement by any of the Members, any non-breaching Member will notify the breaching Member in writing of the relevant breach.

     If the breaching Member does not remedy such breach within a period of thirty (30) days from the date of delivery of the above-mentioned notice, the other Member(s) will have the right to proceed according to the provisions set forth in Article 1.124 of the Spanish Civil Code.

     Upon the occurrence of a breach by any Member (as accepted by the breaching Member or as determined by an arbitrator), and notwithstanding any other provision of this Agreement to the contrary, each of the Members shall take all necessary action to remove from the Board of Directors any Director designated by the breaching Member to the Board of Directors and cause the size of the Board of Directors to be decreased by the number of Directors so removed. The breaching Member shall have no right to designate Directors pursuant to 4.1.1 until such time as such breach is cured in full or waived by each non-breaching Member.

     Without prejudice to the above, the non-breaching Members shall in any event be entitled to purchase all the shares from the breaching Member. The purchase price shall be (i) the Real Value of the relevant shares on the day of the exercise of the option to purchase, minus (ii) 20% of the above amount, as damages.

      The transfer shall be completed within 90 days from the date on which the breaching Member has received the notice of purchase from the non-breaching Members.

18.   NOTICES

18.1. WAYS TO GIVE NOTICE

      All notices among the Parties in relation with this Agreement may be made by international courier, certified mail with return receipt or facsimile (provided international courier or certified mail follow). Notices made by international courier shall be deemed received by the addressee provided that the sender holds a copy of the delivery receipt furnished by the courier company. Notices made by certified mail shall be deemed received by the addressee provided that the sender holds a return receipt. Notices made by facsimile shall be deemed received by the addressee provided that (i) the sender holds an OK confirmation with the date and number of pages of the fax, (ii) international courier or certified mail delivery have followed and (iii) the sender holds the adequate evidence of such delivery pursuant to this Clause.

18.2. ADDRESSES

      The Parties have designated the following addresses for the purpose of receiving notice:

      (a)          ACS/ ACS, ACTIVIDADES DE CONSTRUCCION Y SERVICIOS, S.A.

          -     Domicile: Avda. Pio XII 102, Madrid

          -     Attention: Mr. Angel Garcia Altozano

          -     Facsimile: 00-34-91-343.92.22

      (b)          SONERA

          -     Domicile: Teollisuuskatu 15, Helsinki, Finland

          -     Attention: General Counsel / Ms. Pirjo Kekalainen-Torvinen

          -     Facsimile: 00-358 204 063 570

      (c)          VIVENDI

          - Domicile: Colline de l'Arche, Immeuble Madeleine 76, Route de la Demi-Lune, 92057 Paris-La Defense

          -     Attention: General Secretary

          -     Facsimile: 00 33 171 00 26 63

      (d)          VIVENDI, S.A.

          -     Domicile: 42 Avenue de Friedland, 75008 Paris, France

          -     Attention: Legal Counsel

          -     Facsimile: 00 33

      (e)          ACESA

          -     Domicile: Plaza Gala Placidia, 1, Barcelona

          -     Attention: Secretary General: Mr. Juan Arturo Margenat

          -     Facsimile: 34 93 228 50 09

      (f)          MANNESMANN

          -     Domicile: Prinzenallee 7

          -     Attention: Mr. Christian Sommer

          -     Facsimile: 49 211 64996 131

      (g)          MANNESMANN AG

          -     Domicile: Mannesmannferz, 4213 Duesseldorf

          -     Attention: Dr. Babette Sievers

          -     Facsimile: 49 211 820 15 87

      (h)          ACF

          -     Domicile: Paseo de la Castellana, 89, Madrid

          -     Attention: Director Corporate Finance: Mr. Victoriano
                Lopez-Pinto

                        Legal Department: Mr. Fernando Navarro

          -     Facsimile: 34 91 556 01 11

      (i)          MERCAPITAL/MERCAPITAL SERVICIOS FINANCIEROS, S.L.

          -     Domicile: Paseo de la Castellana, 216, Madrid

          -     Attention: Mr. Ramon Carne / Rafael Mate

          -     Facsimile: 00 34 91 344 9191

      (j)          THE COMPANY:

          -     Domicile: Velazquez, 21, 3(0), 28001 Madrid

          -     Attention: Board of Directors

          -     Facsimile: 00 34 91 578 30 77

18.3. CHANGE OF ADDRESS

      Any notice sent to the above referenced address will be deemed to be received by the addressee, except if prior to the sending of such notice the addressee had notified the addressor by certified mail of a change of address.

18.4. LANGUAGE

      All notices under this Agreement shall be served in English.

19.   MISCELLANEOUS

19.1. CONFIDENTIALITY

      Any information and know-how related to the transaction hereunder, shall be kept in confidence. Information and know-how furnished by the Parties to the present Agreement to the representatives, agents or employees of the other parties and/or the Company will also be kept confidential and shall not be disclosed to third parties without prior written consent of the Party furnishing such Information and/or know how. This confidentiality provision shall survive for three years after the termination of this Agreement.

19.2. PUBLICITY

      The Members shall, unless required by law or the rules of the relevant Stock Exchanges, not issue any press release or make any other disclosure of this Agreement without the prior approval of the other Parties hereto.

19.3. EXPENSES

      Except as otherwise specifically provided in this Agreement, the Company shall bear all expenses and costs incurred by it in the preparation, negotiation, execution of this Agreement, and the performance of the transactions contemplated hereby, expressly including the preparation of the bid to be filed for the License.

      The Members expressly agree to share the expenses of the Company in proportion to their respective participation in the share capital of the Company, in the event that the Company was not granted the License. For this purpose, the Members shall make the relevant contributions to the Company.

19.4. TAXES

      Any and all taxes arising from this Agreement and the transactions contemplated hereby shall be borne by the Party liable for the same under the applicable law.

19.5. HEADINGS

      The headings in this Agreement are intended for convenience only and shall be ignored in construing this Agreement.

19.6. ANNEXES

      The Annexes to this Agreement are an integral part hereof and reference to this Agreement includes reference thereto.

19.7. WAIVER

      Compliance with any provision of this Agreement may be waived by the Party entitled to demand such compliance, but such waiver must be in writing. No waiver of any provisions shall be construed as a continuing waiver of that provision or a waiver of any other provision.

19.8. ASSIGNMENT

      The Founding Members may assign at any time all its rights or obligations under this Agreement to any company of its Group. Any such assignment shall be notified before its occurrence.

19.9. SUPERSEDURE

      This Agreement supersedes all prior proposals and agreements, written or oral, with respect to the transactions contemplated hereunder, including the MOU, except for the provisions contained in Clause 8 of the MOU, which shall also bind to Members other than the Founding Members.

19.10. LANGUAGE OF THE AGREEMENT

      This Agreement will be executed in English, but the Parties shall agree on a Spanish version thereof. The English version shall prevail for all purposes.

20.   GOVERNING LAW

      This Agreement shall be governed by and construed under the common laws of Spain ("DERECHO COMUN ESPANOL").

21.   SUBMISSION TO ARBITRATION

      The Parties, expressly waiving to any other forum to which they may be entitled, expressly agree that all disputes and claims arising from or relating to this Agreement, including failure to comply, its termination or nullification, shall be finally settled according to the Arbitration Rules of the UNCITRAL.

      The parties undertake to voluntarily comply with the arbitration award as soon as they have been duly notified thereof.

      The arbitration proceeding shall be held in the city of Geneva. The arbitration proceedings shall be conducted in English

AS AN EXPRESSION OF THEIR CONSENT, the Parties shall initial every page and sign at the bottom of the twelve (12) copies of the present Agreement, at the place and on the date indicated above.


ACS, TELEFONIA MOVIL, S.A.              SONERA CORPORATION

By:                                     By:



----------------------------------      ---------------------------------
Mr. Angel Garcia Altozano               Ms. Pirjo Kekalainen-Torvinen


VIVENDI TELECOM INTERNATIONAL,          AUTOPISTAS, CONCESIONARIA
S.A.                                    ESPANOLA, S.A.

By:                                     By:



----------------------------------      ---------------------------------
Mr. Bruno Curis                         Mr. Luis Deuloufeu Fuguet


AHORRO CORPORACION FINANCIERA,          MANNESMANN EUROKOM, GMBH
S.V.B., S.A

By:                                     By:



----------------------------------      ---------------------------------
Mr. Jose Carlos Terriente Quesada       Mr. Gerhard Schobelt

MERCAPITAL TELECOM, S.A.                ACS, ACTIVIDADES DE
                                        CONSTRUCCIONES Y SERVICIOS, S.A.

By:                                     By:



----------------------------------      ---------------------------------
Mr. Rafael Mate Rodriguez               Mr. Angel Garcia Altozano


VIVENDI, S.A.                           MANNESMANN AG

By:                                     By:



----------------------------------      ---------------------------------

Mr. Regis Mesnier                       Mr. Gerhard Schobelt


MERCAPITAL TELECOM, S.A.

By:



----------------------------------
Mr. Rafael Mate Rodriguez


XFERA MOVILES, S.A.

By:



-----------------------------------------------------------------------
Mr. Angel Garcia Altozano/Ms. Pirjo Kekalainen-Torvinen/Mr. Bruno Curis